                                                                    Exhibit 23.4

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of AES Red Oak, LLC on Form S-4 of our report dated June 12, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.



/s/DELOITTE & TOUCHE LLP



McLean, Virginia
June 28, 2000